Short-term investments	6 Months Ended
Jun. 30, 2014
Short-term investments [Abstract]
Short-term investments

3. Short-term investments

The short-term investments represent investments during the six months ended June 30, 2014 in equity securities publicly traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange, which are expected to be realized in cash during the next 12 months. The Company accounts for the short-term investments in accordance with ASC subtopic 320-10 (“ASC 320-10”), Investments—Debt and Equity Securities: Overall. The Company classified the investment in equity securities as trading securities which are bought and held principally for the purpose of selling them in the near term. The Company uses quoted prices in active markets for identical assets (consistent with the Level 1 definition in the fair value hierarchy) to measure the fair value of its investments on a recurring basis pursuant to ASC 820, Fair Value Measurement. The realized gains, and unrealized holding losses presented in the accompanying statements of comprehensive income are related to trading securities held as of June 30, 2014.

The following summarizes the short-term investments measured at fair value at June 30, 2014:

	June 30, 2014
		US$ (Unaudited)
	Aggregate fair value	Cost	Unrealized loss
Short-term investments:
Trading securities	1,566,910	1,656,966	(90,056)

During the six months ended June 30, 2014, US$496,839 net realized gain and US$90,056 unrealized loss for trading securities are included in earnings. The company does not have any short-term investments as of December 31, 2013.